OPERATING SEGMENT	6 Months Ended
Sep. 30, 2025
OPERATING SEGMENT

19.	OPERATING SEGMENT

The Group’s operating segment is determined based on information reported to the chief operating decision maker of the Group (the executive directors of the Company) for the purpose of resource allocation and performance assessment. For management purpose, the Group operates in one business line based on their services, and only has one operating segment, provider of advanced energy saving solutions and consultancy services and construction services supported by proprietary phase change thermal energy storage materials and thermal engineering services operation. The chief operating decision maker reviews the revenue and results of the Group as a whole without further discrete financial information. Accordingly, no analysis of this single operating and reportable segment is presented.

The majority of Group’s revenue is generated from Hong Kong, and majority of non-current assets are located in Hong Kong.